SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549




FORM 8-K


CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   June 27, 2000


                                      Rollins Truck Leasing Corp.
(Exact name of registrant as specified in its charter)



         Delaware               1-5728             51-0074022
(State or other jurisdiction   (Commission       (IRS Employer
      of incorporation)        File number)    Identification No.)



                One Rollins Plaza, Wilmington, Delaware  19803
     (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code  (302) 426-2700

Item 4.        Changes in Registrant's Certifying Accountant.

        On June 27, 2000, the firm of Ernst & Young LLP was engaged as the principal accountant to audit the Company's consolidated financial statements.




                                              SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   Rollins Truck Leasing Corp.



DATE:  June 27, 2000                               BY:/s/ Patrick J. Bagley
                                                      Patrick J. Bagley
                                                      Vice President-Finance and
                                                      Treasurer
                                                      Chief Financial Officer